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                                                                 EXHIBIT 10.56

               AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
               ----------------------------------------------


     This Amendment No. 1 dated as of August 28, 1998, under and to that certain Loan and Security Agreement dated as of June 5, 1997, among Nova Holdings, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries and Guarantors, jointly and severally; each of the undersigned Banks (in such capacity the "Banks") and NationsBank of Tennessee, N.A. as agent for the Banks (in such capacity the "Agent").


                            W I T N E S S E T H:
                            -------------------


     WHEREAS, Borrower, the Banks and the Agent are parties to the Agreement;
and

     WHEREAS, the parties hereto desire to extend the maturity date of the Revolving Loan Notes to October 31, 2000 on the same terms and conditions as are presently therein set forth;

     NOW, THEREFORE, the Borrower, the Banks and the Agent agree to amend the Loan Agreement as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment No. 1 which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

     2.   AMENDMENTS TO AGREEMENT. The definition of Loan Termination Date in
Section I of the Agreement, DEFINITIONS, is hereby amended as follows:

          "LOAN TERMINATION DATE" is hereby amended to replace
          "October 31, 1999" with "October 31, 2000."

     3. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     4. AGREEMENT TO REMAIN IN EFFECT. Except as expressly provided herein, the Agreement and each other Collateral Document shall be and shall continue in full force and effect in accordance with its respective terms.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.


AGENT                                   BORROWER
-----                                   --------

NATIONSBANK OF TENNESSEE, N.A.,         NOVA HOLDINGS, INC.
as Agent


BY: /s/ Elizabeth L. Knox               BY: /s/ Joel Kimbrough
   ------------------------------          ------------------------------

TITLE: S.V.P.                           TITLE: CFO
      ---------------------------             ---------------------------


BANKS                                   GUARANTORS AND SUBSIDIARIES
-----                                   ---------------------------

NATIONSBANK OF TENNESSEE, N.A.          SOUTHERN HEALTH SYSTEMS, INC.


BY: /s/ Elizabeth L. Knox               BY: /s/ Joel Kimbrough
   ------------------------------          ------------------------------

TITLE: S.V.P.                           TITLE: CFO
      ---------------------------             ---------------------------


FIRST TENNESSEE BANK NATIONAL           NOVA FACTOR, INC.
ASSOCIATION

BY: /s/ Derrick Williams                BY: /s/ Joel Kimbrough
   ------------------------------          ------------------------------

TITLE: V.P.                             TITLE: CFO
      ---------------------------             ---------------------------


                                        HORIZON HEALTH SYSTEMS, INC.


                                        BY: /s/ Joel Kimbrough
                                           ------------------------------

                                        TITLE: CFO
                                              ---------------------------